AAM S&P 500 High Dividend Value ETF (SPDV) Listed on NYSE Arca, Inc. Summary Prospectus October 24, 2017 www.aamlive.com/ETF

Before you invest, you may want to review the AAM S&P 500 High Dividend Value ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 18, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The AAM S&P 500 High Dividend Value ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the S&P 500 Dividend and Free Cash Flow Yield Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.29%

1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $30	3 Years: $93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
S&P 500 Dividend and Free Cash Flow Yield Index
The Index is a rules-based, equal-weighted index that is designed to provide exposure to the constituents of the S&P 500® Index that exhibit both high dividend yield and sustainable dividend distribution characteristics, while maintaining diversified sector exposure. The Index was developed in 2017 by S&P Dow Jones Indices, a division of S&P Global. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

Construction of the Index begins with the universe of equity securities that are included in the S&P 500 Index. For each equity security in the S&P 500 Index, the security’s dividend yield and free-cash-flow yield (i.e., a company’s cash flow from operations less capital expenditures divided by its market capitalization) are adjusted to account for outliers. If a security’s dividend yield or free-cash-flow yield is in the top or bottom 2.5% of the S&P 500 Index, the dividend yield or free-cash-flow yield, as applicable, for such security is replaced with the dividend yield or free-cash-flow yield of the security nearest to such top or bottom 2.5% threshold. The universe is then screened to keep only equity securities with a positive indicated annual dividend yield (i.e., yield based on a company’s most recent dividend amount) and free-cash-flow yield. The remaining securities are referred to as the “Selection Pool”.
For each security in the Selection Pool, the security’s dividend yield and free-cash-flow yield are then scored using a statistical normalization model (i.e., a tool to compare how close each yield is to the average yield for the Selection Pool) to assign a dividend yield score and free-cash-flow yield score from zero to one for each company. The equity securities in the Selection Pool are then ranked by the product of their dividend yield score and free-cash-flow yield score, and the top five scoring securities are selected from each sector (collectively, the “Index Constituents”). The Index uses Standard & Poor’s Global Industry Classification Standards to define companies within one of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities. Fewer than five securities may be selected if there are fewer than five securities in the Selection Pool for a given sector.
The Index is reconstituted (i.e., Index Constituents are added or deleted and weights are reset to equal-weight) semi-annually after the close of the third business day in January and July. At the time of each reconstitution of the Index, Index Constituents are added or deleted based on company data as of the last business day of December and June, respectively, and the Index Constituents are equally-weighted based on closing prices as of five business days prior to the last business day of the reconstitution month. If an Index Constituent is removed from the S&P 500 Index, such security will simultaneously be removed from the Index. Additions to the Index Constituents only take place during the semi-annual reconstitutions.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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High Dividend Investing Risk. Companies with a high yield or payout ratio may reduce their dividend or stop paying dividends entirely while they are included in the Index. Such events could lower the price or yield of such company’s equity securities. Additionally, equity securities with a high yield or payout ratio may underperform other securities in certain market conditions.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision.

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Passive Investment Risk. The Fund is not actively managed and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index as addressed in the Index methodology.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at https://www.aamlive.com/ETF or by calling the Fund toll free at 1‑800‑617‑0004.
Portfolio Management
Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Denise M. Krisko, CFA, President of VIA, and Austin Wen, Senior Analyst of VIA, have been portfolio managers of the Fund since its inception in 2017.

Purchase and Sale of Shares
Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, sub-adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.